UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
May 5, 2004

Commission file number 001-09913

KINETIC CONCEPTS, INC.

(Exact name of registrant as specified in its charter)

Texas	74-1891727
(State of Incorporation)	(I.R.S. Employer Identification No.)

8023 Vantage Drive San Antonio, Texas 78230 Telephone Number: (210) 524-9000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Item 7.  Financial Statements and Exhibits.

(c) Exhibit

99.1 Kinetic Concepts, Inc. press release dated May 5, 2004.

Item 12.  Results of Operations and Financial Condition.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Registrant is furnishing its press release dated May 5, 2004, which announces the Registrant’s financial results for the three months ended March 31, 2004.  The text of the press release is attached as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC CONCEPTS, INC.
(REGISTRANT)

	By:	/s/ Martin J. Landon
Date: May 5, 2004	Martin J. Landon
Vice President and Chief Financial Officer